HORIZON PCS, INC.

                     INVESTORS' RIGHTS AND VOTING AGREEMENT


     THIS INVESTORS' RIGHTS AND VOTING AGREEMENT (this "AGREEMENT") is made and entered into as of September 26, 2000, by and among Horizon PCS, Inc., a Delaware corporation (the "COMPANY"), the investors listed on Schedule I attached hereto (the "INVESTORS") and Horizon Telcom, Inc., an Ohio corporation ("HT"). The Investors and HT are individually referred to herein as a "SHAREHOLDER" and collectively referred to herein as "SHAREHOLDERS." The Company, the Investors and HT are individually referred to herein as a "PARTY" and are collectively referred to herein as the "PARTIES."

                                    RECITALS

     WHEREAS, the Company and Investors have simultaneously herewith entered into that certain Securities Purchase Agreement dated as of September 25, 2000 (the "SECURITIES PURCHASE AGREEMENT"), pursuant to which the Company has agreed to issue and sell, and the Investors have agreed to purchase (by payment of cash or by conversion of debt), Units consisting of 10,252,239 shares of the Company's Series A Preferred Stock, par value $0.0001 per share (the "SERIES A PREFERRED STOCK"), and 15,834,998 shares of the Company's Series A-1 Convertible Preferred Stock, par value $0.0001 per share (the "SERIES A-1 PREFERRED STOCK", and together with the Series A Preferred Stock, the "PREFERRED STOCK"); and

     WHEREAS,   in  connection  with  the   consummation  of  the   transactions
contemplated by the Securities Purchase Agreement, the Parties have agreed to the rights as set forth below.

     NOW,  THEREFORE,  in consideration of these premises and for other good and
valid   consideration,   the  receipt  and   sufficiency  of  which  are  hereby
acknowledged, the parties hereto agree as follows:

SECTION 1  GENERAL

     1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

     "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" with respect to any person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

     "APPROVED SPIN OFF" shall mean any distribution or dividend by HT to its shareholders of shares of Common Stock or similar transaction.

     "CLASS A COMMON STOCK" means the Class A Common Stock of the Company, $.0001 par value per share.

     "CLASS B COMMON STOCK" means the Class B Common Stock of the Company, $.0001 par value per share.

     "COMBINATION TRANSACTION" shall have the meaning assigned it in the Restated Certificate.

     "COMMON STOCK" means the Class A Common Stock and Class B Common Stock, collectively.

     "CONVERSION SHARES" means, at any time, the shares of Common Stock to be delivered upon conversion of the outstanding Preferred Stock in accordance with the Restated Certificate or any share of Common Stock previously converted from Preferred Stock.

     "INITIAL PUBLIC OFFERING" means the Company's first underwritten public offering of its Common Stock for the account of the Company registered under the Securities Act.

     "LISTED COMPANY" means a company whose common equity is listed on any of the New York Stock Exchange, The American Stock Exchange or The Nasdaq National Market.

     "MCKELL FAMILY" means the direct descendants of William Scott McKell, current spouses of such persons, and trusts or family limited partnerships of which such persons are either grantors or beneficiaries.

     "ORIGINAL ISSUANCE DATE" shall have the meaning assigned it in the Restated Certificate.

     "PUBLIC OFFERING" means a public offering by the Company of Common Stock pursuant to (i) a registration statement of the Company which has been declared effective under the Securities Act, where such shares are sold to the public in an underwritten public offering or (ii) Rule 144 under the Securities Act.

     "REQUISITE  HOLDERS"  means the  holders  of a majority  of the  Conversion
Shares.

     "RESTATED CERTIFICATE" means the Amended and Restated Certificate of Incorporation of the Company.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITIES PURCHASE AGREEMENT" means the Securities Purchase Agreement entered into as of September 25, 2000 among the Company and certain investors named therein.



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

     "SENIOR NOTES OFFERING" means the offering of 295,000 Units consisting of 14% Senior Discount Notes due 2010 and 295,000 warrants to purchase 3,805,000 shares of Class A Common Stock.

     "SHARES" shall mean the Company's Preferred Stock (including Conversion Shares) and Common Stock, collectively.

SECTION 2 INVESTORS' CO-SALE RIGHT.

          (a) If HT desires to sell Shares of the Company beneficially owned by it (a "TRANSFER"), other than (i) to an Affiliate; (ii) in connection with an Approved Spin Off; (iii) a Transfer by HT, or an Affiliate of HT, directly or indirectly, of no more than 750,000 Shares in any one transaction or in any series of related transactions or 5,000,000 Shares in the aggregate over all transactions covered by this clause (iii); provided, however, that after a Public Offering that generates gross proceeds to the Company of at least $65,000,000 or after the consummation of a Combination Transaction with a Listed Company, such figures shall be increased so that HT, or an Affiliate of HT, may Transfer, directly or indirectly, no more than 1,500,000 Shares in any one transaction or in any series of related transactions or 10,000,000 Shares in the aggregate over all transactions covered by this clause; or (iv) in connection with a Public Offering, HT shall deliver to the Company and the Investors written notice (the "CO-SALE NOTICE") that the Investors shall have the right, exercisable upon written notice to HT within fifteen (15) days after receipt of the Co-Sale Notice, to participate in such Transfer on the same terms and conditions as are applicable to HT. Such notice shall indicate the number of Shares that HT wishes to sell, as well as a detailed description of the terms and conditions of the sale, including the price per share and the identity of the offeror. To the extent the Investors exercise this right of participation in accordance with the terms and conditions set forth below, the number of Shares that HT may sell in the transaction shall be correspondingly reduced. The failure of an Investor to give a notice of its desire to participate within the required time period will be deemed an election by it not to participate.

          (b) If Investors elect to participate in the Transfer, HT shall grant to such electing Investors (the "ELECTING INVESTORS") the right to sell to the offeror such number of Shares equal to the total number of Shares to be purchased by the offeror multiplied by a fraction, the numerator of which is the total number of Shares held by the Investors and the denominator of which is the total number of Shares held by the Electing Investors plus the total number of Shares held by HT. The number of Shares to be sold between the Electing Investors shall be based on their respective pro rata total ownership interests in the Company, calculated on an "as converted" basis, and such sale shall be made at the time, price and upon the terms specified in the Co-Sale Notice.

          (c) If an Investor elects to participate in the Transfer pursuant to this Section 2, it shall promptly (but in no event later than five business days after it timely delivers its election notice) deliver to HT for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the number of Shares which the Investors are entitled to sell;


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

and (ii) a written notice to convert such Preferred Stock into Common Stock and deliver Common Stock as contemplated hereby. The Company agrees to make any such conversion concurrent with the actual transfer of such Shares to the purchaser.

          (d) The Common Stock certificate or certificates that HT receives pursuant to Section 2.1(c) shall be transferred to the prospective purchaser in consummation of the sale of the Shares pursuant to the terms and conditions specified in the Co-Sale Notice, and HT shall concurrently therewith remit to the Electing Investors that portion of the sale proceeds to which the Investors is entitled by reason of their participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from an Investor exercising its rights of co-sale hereunder, HT shall not sell to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such sale, HT shall purchase such shares or other securities from the Investors on the same terms and conditions specified in the Co-Sale Notice.

          (e) The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more Transfers made by HT shall not adversely affect their rights to participate in subsequent Transfers subject to this
Section 2.

          (f) If Investors do not elect to participate in the Transfer subject to the Co-Sale Notice, HT may, not later than sixty (60) days following delivery to the Company of the Co-Sale Notice, enter into an agreement (if it has not already entered into such an agreement) providing for the closing of the Transfer within thirty (30) days of such agreement on terms and conditions not more favorable to HT than those described in the Co-Sale Notice. Any proposed Transfer on terms and conditions more favorable to HT than those described in the Co-Sale Notice, as well as any subsequent proposed Transfer of any of the Shares by HT, shall again be subject to the co-sale rights of the Investors and shall require compliance by HT with the procedures described in this Section 2.

          (g) In the event the proposed purchaser notifies HT of its desire to purchase a number of Shares that is different from the amount covered in the Co-Sale Notice, HT shall promptly notify the Company and the Investors of the new terms offered by the proposed purchaser. Accordingly, the number of Shares that the proposed purchaser desires to purchase shall be substituted for the number previously included in the Co-Sale Notice and the Investors shall have an additional seven (7) business days from receipt of such notice to determine whether they will participate in such Transfer pursuant to the terms of Co-Sale Notice.

          (h) It shall be a condition to any Transfer by which would cause HT (in combination with the Investors) to own less than 51% (by vote) of the outstanding common stock of the Company that such proposed purchaser agree in writing to vote their shares in the manner set forth in Section 4 hereof for the period of time required pursuant to Section 4 hereof, if Section 4 hereof would continue to be applicable after such sale, taking into account the shares sold by the Investors pursuant to their co-sale rights in such transaction.




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

SECTION 3 BRING ALONG RIGHT.

     Prior to a Public Offering of the Company that generates gross proceeds to the Company of at least $30 million or consummation of a Combination Transaction with a Listed Company, if HT wishes to sell all of its Shares to a third party which is not an Affiliate (an "ACQUIRER"), and assuming such sale were being made by the Company such sale would not constitute either a Change of Control or a Combination Transaction (each as defined in the Certificate of Designation) which would require the approval of a majority of the holders of the Series A Preferred Stock, HT shall have the following rights:

          (a) If HT proposes to sell, transfer, pledge or otherwise dispose ("DISPOSE" or "DISPOSITION") of all (but not less than all) of the Shares owned by it to a Person (other than any of its Affiliates) who or which has delivered a good faith written offer to purchase all of HT's shares (a "BONA FIDE PURCHASER"), then, notwithstanding anything in this Agreement to the contrary, HT may require the Investors to Dispose of their Shares (the "BRING-ALONG RIGHT") to such Bona Fide Purchaser for the same consideration (in amount and type) per share as HT is to receive from the Bona Fide Purchaser, and otherwise on the same terms and conditions upon which HT proposes to effect the Disposition of its Shares.

          (b) In the event that HT desires to exercise its Bring-Along Right pursuant to Section 3(a), HT shall deliver to the Company and the Investors written notice ("SALE NOTICE"), at least twenty (20) days prior to the closing of such Disposition, setting forth the consideration per share to be paid by such Bona Fide Purchaser and the other terms and conditions of such Disposition. Within ten (10) days following the date of a subsequent written notice (the "CLOSING NOTICE"), stating that the closing will occur within ten (10) days of the Closing Notice, each of the Investors shall deliver in trust to HT (i) a stock certificate or certificates evidencing such Investors Shares, together with an appropriate assignment separate from certificate duly executed in a proper form to effect the Disposition of such Shares from the Investors to the Bona Fide Purchaser on the books and records of the Company, and (ii) a limited power-of-attorney authorizing HT to effect the Disposition of such Shares pursuant to the terms of such Bona Fide Purchaser's offer as such terms may be modified by HT, provided, that all of the Investors' Shares are disposed of for the same consideration per share (subject to appropriate adjustment to reflect any differences in the rights and preferences of Shares of different classes or series) and otherwise on the same terms and conditions upon which HT effects the Disposition of its Shares. In the event that any Investor shall fail to deliver such stock certificate(s), and assignment separate from certificate to HT, the Company shall cause a notation to be made on its books and records to reflect that the Shares of such Investor are bound by the provisions of this Section 3 and that the Disposition of such Shares may be effected without such Investor's consent or surrender of its Shares.



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

          (c) In addition, in the event HT exercises its Bring-Along Right under
Section 3(a), the Investors shall be required to make to a Bona Fide Purchaser such unqualified representations and warranties with respect to their Shares as are set forth in Section 3(f) hereof.

          (d) Promptly (but in no event later than the day of receipt) after the consummation of the Disposition of Shares pursuant to this Section 3, HT shall
(i) deliver notice thereof to the Investors, (ii) remit to the Investors the total sales price of their respective Shares Disposed of pursuant thereto, and
(iii) furnish such other evidence of the completion and time of completion of such Disposition and the terms thereof as may be reasonably requested in writing by the Investors.

          (e) If, within sixty (60) days after the Investors' delivery of the Closing Notice required pursuant to Section 3(b), HT has not completed the Disposition of its Shares and that of the Investors in accordance herewith, HT shall return to the Investors (i) the stock certificates and assignments of certificates with respect to the Investors' Shares which the Investor delivered pursuant to this Section 3 and (ii) the related limited power-of-attorney delivered pursuant to this Section 3. Upon the Investors' receipt of such materials, all the restrictions on Disposition contained in this Agreement with respect to the Shares owned by the Investors shall again be in effect.

          (f) All Dispositions of Shares to be made pursuant to this Section 3 shall be subject to the following terms:

          (i) the Investors shall deliver to the Bona Fide Purchaser the certificates evidencing the Shares, together with duly executed stock transfer powers in favor of the Bona Fide Purchaser or its nominees and such other documents, including evidence of ownership and authority, as the Bona Fide Purchaser may reasonably request;

          (ii) the Investors agree that all Shares of the Investor Disposed to the Bona Fide Purchaser in accordance with this Section 3 shall be sold free and clear of any lien, claim, charge, pledge, mortgage, encumbrance or
     third  party   interest   ("ENCUMBRANCE");

          (iii) except as otherwise specifically set forth herein, the Investor shall not be required to make any representations or warranties to any Person in connection with such Disposition, except as to (A) good title to the Shares being Disposed, (B) the absence of Encumbrances with respect to the Shares being Disposed, (C) its valid existence and good standing (if applicable), and (D) the authority for, and validity and binding effect of (as against such Investor) any agreement entered into by such Investor in connection with such Disposition,; and

          (iv) the Investors shall not be required to provide any indemnities in connection with such Disposition except for breach of the representations and warranties specifically required by the terms of this Agreement.



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SECTION 4 VOTING AGREEMENT; BOARD OF DIRECTORS.

     4.1 COMPOSITION OF BOARD OF DIRECTORS. The Board of Directors of the Company shall be constituted pursuant to the terms of this Section 4.

          (a) At the election of directors immediately following the closing of the transactions contemplated by the Securities Purchase Agreement, HT agrees to vote all of its Shares as to which it has voting power to elect two (2) directors nominated by the Investors (the "INVESTOR DIRECTORS"). HT agrees to vote in favor of (i) two (2) directors nominated by the Investors, so long as the Investors beneficially own at least 12.5% of the Company's common stock, calculated on an "as converted" basis and calculated taking into account (A) shares issuable under currently outstanding options, (B) shares issuable upon the exercise of warrants issued to Sprint Spectrum L.P. pursuant to contractual obligations entered into prior to the date hereof, (C) shares issuable to First Union Investors, Inc. pursuant to the First Union Conversion (as such term is defined in the Securities Purchase Agreement) and (D) shares issuable upon exercise of warrants to be issued in connection with the Senior Notes Offering or (ii) one (1) director nominated by the Investors, so long as the Investors beneficially own between 5% and 12.49% of the Company's common stock, calculated on an "as converted" basis and calculated taking into account (A) shares issuable under currently outstanding options, (B) shares issuable upon the exercise of warrants issued to Sprint Spectrum L.P. pursuant to contractual obligations entered into prior to the date hereof, (C) shares issuable to First Union Investors, Inc. pursuant to the First Union Conversion and (D) shares issuable upon exercise of warrants to be issued in connection with the Senior Notes Offering. Notwithstanding the foregoing, HT agrees to vote in favor of two
(2) directors nominated by the Investors until the earlier of (A) the completion of the Company's Public Offering that generates gross proceeds of at least $65 million and (B) May 1, 2001. To the extent the Investors beneficially own less than 5% of the Company's common stock, calculated on an "as converted" basis and calculated taking into account (A) shares issuable under currently outstanding options, (B) shares issuable upon the exercise of warrants issued to Sprint Spectrum L.P. pursuant to contractual obligations entered into prior to the date hereof, (C) shares issuable to First Union Investors, Inc. pursuant to the First Union Conversion and (D) shares issuable upon exercise of warrants to be issued in connection with the Senior Notes Offering, the Investors shall cause the Investor Directors to resign their seats on the Board of Directors.

          (b) After such election and for so long as HT shall be obligated to vote for two (2) directors nominated by the Investors to serve on the Board pursuant to Section 4.1(a) above, HT shall vote at any regular or special meeting of shareholders (or by written consent) all of the Shares as to which it has voting power to ensure that the size of the Board shall be set and remain at seven (7) directors, unless the Investor Directors have approved an increase in the size of the Board.

          (c) One Investor Director shall be elected as a Class I director, and one Investor Director shall be elected as a Class III director.

          (d) In the event that any director (a "WITHDRAWING DIRECTOR") nominated in the manner set forth in Section 4.1 hereof is unable to serve, or once having commenced to serve is removed or withdraws from the Board of


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Directors,  such Withdrawing  Director's replacement (the "SUBSTITUTE DIRECTOR")
will be nominated in the same manner in which such Withdrawing Director was nominated in accordance with Section 4.1(a) hereof. Each of the Shareholders shall take all action necessary to cause the prompt election of such Substitute Director.

     4.2 DIRECTORS' EXPENSES. The Company shall reimburse members of the Company's Board of Directors for reasonable expenses, such as travel and hotel, incurred in connection with the performance of their duties as a Director.

     4.3 DIRECTORS' LIABILITY AND INDEMNIFICATION. The Company's Certificate of Incorporation and Bylaws shall provide (a) for elimination of liability of directors to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

SECTION 5 ADDITIONAL LOCK-UP.

     In connection with the Company's Initial Public Offering, HT shall agree not to sell or otherwise transfer, directly or indirectly, its Shares until one hundred eighty (180) days after the expiration of the relevant lock-up period required by the terms of any such Initial Public Offering (it being understood that such lock-up period shall be no shorter than such any lock-up period that is applicable to the Investors); provided, however, that at any time after the expiration of the relevant lock-up period, HT and holders who receive Common Stock in an Approved Spin-Off, if any, may sell, transfer and/or distribute in the aggregate up to such number of Shares as would generate Ten Million Dollars ($10,000,000) of proceeds.

SECTION 6 MISCELLANEOUS.

     6.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to its conflict of law principles.

     6.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any party and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes, including the payment of dividends or any redemption price.



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

     6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, and the Securities Purchase Agreement and Exhibits and Schedules thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     6.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     6.6 AMENDMENT AND WAIVER.

          (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company by the Requisite Holders and HT; provided, however, that no amendment or modification of Section 4 hereof shall be effective without the unanimous written consent of all of the Shareholders.

          (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Investors under this Agreement may be waived only with the written consent of the Requisite Holders; provided, however, that no waiver of the provisions of Section 4 hereof shall be effective without the unanimous written consent of all of the Shareholders.

          (c) For the purposes of determining the number of Shareholders entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

     6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Shareholder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Shareholder's part of any breach, default or noncompliance under the Agreement or any waiver on such Shareholder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Shareholders, shall be cumulative and not alternative.

     6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be


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

sent to the party to be notified at the address as set forth on Schedule I hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     6.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     6.11 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     6.12 SPIN-OFF. HT agrees that it will not consummate an Approved Spin-Off unless (i) the Company and/or HT shall cause holders who receive Common Stock pursuant to the Approved Spin-Off representing (in combination with the Investors) no less than 51% (by vote) of the outstanding common stock of the Company to agree to vote their shares in the manner set forth in Section 4 hereof for the period of time required pursuant to Section 4 hereof, and (ii) subject to the carve-outs set forth in Section 2 and 5 above, the Company and/or HT agrees to take appropriate actions (which may include amending the terms of the Class B Common Stock) so that all holders who receive Common Stock pursuant to the Approved Spin-Off are subject to the restrictions relating to HT (other than Section 4 hereof) which are set forth in this Agreement.

     6.13 SALE IN A PUBLIC OFFERING. If the Company intends to consummate an initial Public Offering during the fifth year after the Original Issuance Date, the Company may require the holders of the Preferred Stock to convert certain shares of their Preferred Stock and sell their shares of Common Stock in a concurrent secondary offering by providing notice 30 days prior to the proposed participation date (the "SALE NOTICE"). Such Sale Notice shall set forth the amount of shares the Company would like the Investors to include in such secondary offering which amount shall be up to the lesser of: (i) an amount not to exceed 25% of the total amount of shares sold by the Company in the initial Public Offering and (ii) the number of Shares which would generate proceeds to the Investors of $12,500,000 as of the date of such initial Public Offering.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                   HORIZON PCS, INC.


                                   By: /s/ William A. McKell
                                       -------------------------------------
                                       Name:  William A. McKell
                                       Title: President


                                    HORIZON TELCOM, INC.


                                   By: /s/ William A. McKell
                                       -------------------------------------
                                       Name:  William A. McKell
                                       Title: President


                 [Signature for Shareholders on following pages]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                   HORIZON PCS, INC.


                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                    HORIZON TELCOM, INC.


                                   By: /s/ Robert McKell
                                       -------------------------------------
                                       Name:  Robert McKell
                                       Title: Chairman of the Board


                 [Signature for Shareholders on following pages]

                                   APOLLO INVESTMENT FUND IV, L.P.

                                   By: Apollo Advisors IV, L.P.
                                       its General Partner

                                   By: Apollo Capital Management IV, Inc.
                                       its General Partner

                                   By: /s/ Robert Katz
                                       -------------------------------------
                                       Name:  Robert Katz
                                       Title: Vice President

                                   APOLLO OVERSEAS PARTNERS IV, L.P.

                                   By: Apollo Advisors IV, L.P.
                                       its Managing General Partner

                                   By: Apollo Capital Management IV, Inc.
                                       its General Partner

                                   By: /s/ Robert Katz
                                       -------------------------------------
                                       Name:  Robert Katz
                                       Title: Vice President

                                    ARES LEVERAGED INVESTMENT FUND, L.P.

                                    By: Ares Management, L.P.
                                        its General Partner

                                    By: /s/ Eric Beckman
                                       -------------------------------------
                                       Name:  Eric Beckman
                                       Title: Vice President



                                    ARES LEVERAGED INVESTMENT FUND II, L.P.

                                    By: Ares Management II, L.P.
                                        its General Partner

                                    By: /s/ Eric Beckman
                                       -------------------------------------
                                       Name:  Eric Beckman
                                       Title: Vice President

                                   FIRST UNION INVESTORS, INC.,
                                   a North Carolina corporation


                                   By: /s/ Pearce Landry
                                       -------------------------------------
                                       Name:  Pearce Landry
                                       Title: Vice President

                                   SCHEDULE I


HORIZON PCS, INC.
68 East Main Street
Chillicothe, Ohio  45601
Attention:  William McKell
Fax: (740) 993-8289

with a copy to:

Arnall Golden & Gregory, LLP
2800 One Atlantic Center
1201 West Peachtree Street
Atlanta, Georgia  30309-3450
Attention:  Donald I. Hackney, Jr.
Fax: (404) 873-8639


HORIZON TELCOM, INC.
68 East Main Street
Chillicothe, Ohio  45601
Attention:  William McKell
Fax: (740) 993-8289

with a copy to:

Arnall Golden & Gregory, LLP
2800 One Atlantic Center
1201 West Peachtree Street
Atlanta, Georgia  30309-3450
Attention:  Donald I. Hackney, Jr.
Fax: (404) 873-8639

APOLLO INVESTMENT FUND IV, L.P.
APOLLO OVERSEAS PARTNERS IV, L.P.
c/o Apollo Management IV, L.P.
1301 Avenue of the Americas
38th Floor
New York, New York  10019
Attention: Robert Katz
Fax: (212) 515-3263

with copies to:

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
1333 New Hampshire Avenue, N.W.
Washington, D.C.  20036
Attention: Bruce S. Mendelsohn
Fax: (202) 887-4288

And to:

Akin, Gump, Strauss, Hauer & Feld, L.L.P.
590 Madison Avenue
New York, New York  10022
Attention: Stephen Older
Fax: (212) 872-1002


ARES LEVERAGED INVESTMENT FUND, L.P.
c/o Ares Management, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, California  90067
Attention: Eric Beckman
Fax: (310) 201-4170


ARES LEVERAGED INVESTMENT FUND II, L.P.
c/o Ares Management II, L.P.
1999 Avenue of the Stars, Suite 1900
Los Angeles, California  90067
Attention: Eric Beckman
Fax: (310) 201-4170

FIRST UNION INVESTORS, INC.
One First Union Center
301 South College Street
5th Floor
Charlotte, North Carolina 28288-0732
Attention: John Burlingame
Fax: (704) 374-3300

with a copy to:

Moore & Van Allen PLLC
100 North Tyron Street, Floor 47
Charlotte, NC 28202
Attention: John S. Chinuntdet
Fax: (704) 378-1950